Exhibit 10.1

AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT dated as of April 3, 2012 (this “Amendment”), among VISHAY INTERTECHNOLOGY, INC., (the “Company”), the INCREMENTAL REVOLVING LENDERS (as defined below) party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacities as Administrative Agent and Issuing Bank, relating to the CREDIT AGREEMENT dated as of December 1, 2010, as amended on March 2, 2011, and as further amended on September 8, 2011 (the “Credit Agreement”), among the Company, the lenders party thereto and JPMCB, as Administrative Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Company, and have agreed to extend credit to the Company, in each case pursuant to the terms and subject to the conditions set forth therein.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Company has requested that pursuant to Section 2.21 of the Credit Agreement, the Incremental Revolving Lenders provide Incremental Commitments to the Company in an aggregate principal amount of $78,000,000.

C. Subject to the terms and conditions set forth herein, each Person party hereto whose name is set forth on Schedule I hereto (each such Person, an “Incremental Revolving Lender”) has agreed to provide an Incremental Commitment to the Company in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Revolving Commitments”).

D. This Amendment is an Incremental Facility Agreement entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Commitments referred to above.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Incremental Revolving Commitment.  (a)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date (as defined below), the Incremental Revolving Commitments of each Incremental Revolving Lender, which shall terminate on the Maturity Date applicable to the Commitments outstanding under the Credit Agreement immediately prior to the Amendment Effective Date (the “Existing Commitments”) and have terms identical to the terms of the Existing Commitments (including with respect to the Applicable Rate that will apply to ABR Loans, Eurocurrency Loans and facility fees relating to such Incremental Revolving Commitments), shall become effective.

(b) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the Amendment Effective Date, for all purposes of the Loan Documents, (i) the Incremental Revolving Commitments shall constitute “Commitments” and “Incremental Commitments” under the Credit Agreement and shall be deemed to constitute the same class of Commitments as the Existing Commitments, (ii) Loans made pursuant to the Incremental Revolving Commitments contemplated hereby shall constitute “Revolving Loans” and “Loans” under the Credit Agreement and shall be deemed to constitute the same class of Loans as any Loans made pursuant to the Existing Commitments and (iii) each Incremental Revolving Lender shall be (or in the case of any Incremental Revolving Lender with an Existing Commitment, continue to be) a “Revolving Lender” and a “Lender” under the Credit Agreement and shall have all the rights and obligations of a Lender holding a Commitment under the Credit Agreement.

(c) The provisions of Section 2.21(e) of the Credit Agreement will apply to the Incremental Commitments and to any ABR Revolving Loans and Eurocurrency Revolving Loans outstanding on the Amendment Effective Date.  Accordingly, on the Amendment Effective Date, any outstanding ABR Revolving Loans will be prepaid by the Company or refinanced (subject to satisfaction of applicable borrowing conditions) with Revolving Loans made by all Revolving Lenders, including the Incremental Revolving Lenders, in accordance with their Applicable Percentages, pursuant to the procedures set forth in Section 2.21(e) of the Credit Agreement.  The Company will, in connection with any such prepayment or refinancing, pay accrued and unpaid interest on the principal amount of any Revolving Credit Loan that is prepaid.  Any Eurocurrency Revolving Loans outstanding on the Amendment Effective Date will be repaid or refinanced on the last day of their then-current Interest Periods (including on the Amendment Effective Date in the case of any such Interest Periods ending on such date) and will be subject to the provisions of Section 2.21(e) with respect to earlier purchases of participations by Incremental Revolving Lenders in the case of occurrence of any Event of Default.

(d) JPMCB, in its capacities as Administrative Agent and Issuing Bank, hereby consents to this Amendment and confirms that each Incremental Revolving Lender not already a Lender under the Credit Agreement is satisfactory to it.

SECTION 2. Amendment of the Credit Agreement.  On the Amendment Effective Date, the Credit Agreement is hereby amended by replacing Schedule 2.01 thereof with the Schedule of the same designation attached as Exhibit A hereto.

SECTION 3. Fees.  The fees payable pursuant to Section 2.11(a) and (b) of the Credit Agreement for the account of the Revolving Lenders shall be calculated so as to take into account the increase in the Aggregate Commitments, the addition of Incremental Revolving Lenders, any prepayments or refinancing of outstanding Loans and the reallocation of participations in any outstanding Letters of Credit, in each case on the Amendment Effective Date.

SECTION 4. Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Incremental Revolving Lenders, the Administrative Agent and the Issuing Bank that:

(a) This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Amendment Effective Date, and after giving effect to this Amendment and the transactions contemplated hereby to occur on such date, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct, in the case of the representations and warranties qualified as to materiality, in all respect and, otherwise, in all material respects as though made on and as of the Amendment Effective Date, except any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct on and as of such prior date and (ii) no Event of Default or Default has occurred and is continuing.

SECTION 5. Conditions.  This Amendment shall become effective as of the first date prior to April 12, 2012 (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Amendment;

(b) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Incremental Revolving Lenders and the Issuing Bank and dated the Amendment Effective Date) of Pepper Hamilton LLP, counsel for the Company, covering such matters relating to the Loan Parties, this Amendment, the other Loan Documents and the Guarantees and security interests under the Security Documents (including in relation to the Secured Obligations attributable to the Incremental Revolving Commitments) as the Administrative Agent shall reasonably request (and the Company hereby requests such counsel to deliver such opinions);

(c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(d) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the chief executive officer or the chief financial officer of the Company, confirming compliance with such conditions;

(e) on the Amendment Effective Date and immediately after giving effect to any Borrowings and/or repayments of Revolving Loans and other extensions of credit on such date and the use of proceeds of any such Borrowings, the Company shall be in compliance with the covenants set forth in Section 6.12 and Section 6.13 of the Credit Agreement on a pro forma basis in accordance with Section 1.04(b) of the Credit Agreement, and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by a Financial Officer of the Company to such effect, together with reasonably detailed calculations demonstrating such compliance;

(f) the Company shall have made the prepayments of Loans and payments of accrued interest on Loans, if any, required to be made on the Amendment Effective Date by Section 1(c) hereof, and shall, to the extent invoiced, have made any payments required by Section 2.15 of the Credit Agreement in connection therewith;

(g) each Loan Party shall have executed and delivered to the Administrative Agent a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and the Incremental Commitments provided for herein and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the obligations of such Loan Party;

(h) the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement or under Section 6 hereof; and

(i) The Incremental Revolving Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act.

The Administrative Agent shall notify the Company and the Incremental Revolving Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Incremental Revolving Lenders to provide the Incremental Revolving Commitments hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied at or prior to 5:00 p.m., New York City time, on April 12, 2012.

SECTION 6. Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 7. Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the Amendment Effective Date, any reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute an Incremental Facility Agreement entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement as amended hereby and the other Loan Documents.

SECTION 8. Post-Effectiveness Matters.  As soon as practicable, and in any event within 45 days after the Amendment Effective Date, the Company and each other Loan Party shall (i) deliver such amendments to, or reaffirmations of, Foreign Pledge Agreements, and effect such filings or registrations with respect to Foreign Pledge Agreements, as may be necessary to ensure that the Secured Obligations attributable to the Incremental Revolving Commitments are secured under each Foreign Pledge Agreement to the same extent as the other Secured Obligations and (ii) deliver or cause to be delivered to the Administrative Agent such documents, legal opinions of foreign counsel of the type referred to in Section 5(b) above or such other advice of foreign counsel reasonably acceptable to the Administrative Agent as the Administrative Agent may reasonably request to confirm the foregoing; provided that the Company shall have not less than 30 days to comply with any such request made by the Administrative Agent pursuant to clause (i) or (ii) above.

SECTION 9. APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract.  Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 11. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

VISHAY INTERTECHNOLOGY, INC.,
by
/s/ Lori Lipcaman
Name: Lori Lipcaman
Title: Executive Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank,
by
/s/ Peter M. Killea
Name: Peter M. Killea
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT DATED AS OF APRIL 3, 2012, RELATING TO THE VISHAY INTERTECHNOLOGY, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: UniCredit Bank AG, New York Branch

by
/s/
Name:
Title:

by
/s/
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT DATED AS OF APRIL 3, 2012, RELATING TO THE VISHAY INTERTECHNOLOGY, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: HSBC Bank USA, N.A.

by
/s/
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT DATED AS OF APRIL 3, 2012, RELATING TO THE VISHAY INTERTECHNOLOGY, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: COMERICA BANK

by
/s/
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT DATED AS OF APRIL 3, 2012, RELATING TO THE VISHAY INTERTECHNOLOGY, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by
/s/
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL FACILITY AGREEMENT DATED AS OF APRIL 3, 2012, RELATING TO THE VISHAY INTERTECHNOLOGY, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: KBC BANK NV

by
/s/
Name:
Title:

by
/s/
Name:
Title:

Schedule I

Incremental Revolving

Commitments

Name	Incremental Commitment
UniCredit Bank AG	$37,500,000.00
HSBC Bank USA, N.A.	$12,500,000.00
J.P. Morgan Chase Bank, N.A.	$9,000,000.00
Comerica Bank	$9,000,000.00
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$5,000,000.00
KBC Bank N.V	$5,000,000.00
Total	$78,000,000.00

EXHIBIT A

Schedule 2.01
Commitments

Lender	Commitment
J.P. Morgan Chase Bank, N.A.	$75,000,000.00
Comerica Bank	$75,000,000.00
Bank Leumi USA	$66,000,000.00
HSBC Bank USA, N.A.	$50,000,000.00
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$42,500,000.00
Bank Hapoalim B.M.	$37,500,000.00
RBS Citizens, N.A.	$37,500,000.00
UniCredit Bank AG	$37,500,000.00
Sovereign Bank	$33,000,000.00
TD Bank, N.A.	$33,000,000.00
KBC Bank N.V.	$28,000,000.00
Intesa Sanpaolo S.p.A	$13,000,000.00